CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Jerry V. Hoffman, Chairman, President, and Chief
Executive Officer of Berry Petroleum Company certify that:

1. I have reviewed this annual report on Form 10-K of Berry
Petroleum Company;

2. Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material factnecessary to make the statements made, in light of the
circumstances under which such statements were made, not
misleading with respect to the period covered by this
report;

3. Based on my knowledge, the financial statements, and
other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for,
the periods presented in this report;

4. The registrant's other certifying officers and I are
responsible for establishing and maintaining disclosure
controls and procedures (as defined in Exchange Act Rules 13a-15(e)
and 15d-15(e)) for the registrant and have:

a) designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant is made known to us by others within the
registrant, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) disclosed in this report any change in the registrant's
internal control over financial reporting that occurred
during the registrant's most recent fiscal quarter (the
registrant's fourth fiscal quarter in the case of an annual report)
that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
reporting; and

5. The registrant's other certifying officer and I have
disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's
auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in
the design or operation of internal controls over financial
reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: March 9, 2004              /s/  Jerry V. Hoffman
                                      Jerry V. Hoffman
                                      Chairman, President and
                                      Chief Executive Officer